UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2003

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-6777

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9.                                                  Regulation FD Disclosure.

On September 4, 2003, the Company issued a press release to announce operating results for the first quarter of its fiscal year ending April 30, 2004.

A copy of the news release dated September 4, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.                                                  Financial Statements and Exhibits

(c)                                  Exhibits

99.1                    Methode Electronics, Inc. Press Release issued September 4, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.

Date: December 8, 2003	By:	/s/ Douglas A. Koman
Douglas A. Koman
Vice President, Corporate Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Methode Electronics, Inc. Press Release issued September 4, 2003.